
-----------------------------------------------------------------------------------------------------------------------------------
                                                       OFFICE OF THE UNITED STATES TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
IN RE:                                                                )           DEBTOR IN POSSESSION OPERATING REPORT
                                                                      )           -------------------------------------
                                                                      )
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES                        )      REPORT NUMBER  13                      Page 1 of 3
                                                                      )                     FOR THE PERIOD FROM:   April 1, 2001
                                                                      )                                      TO:  April 30, 2001
                                                                      )    ---------------------------------------------------------
----------------------------------------------------------------------
CHAPTER 11 CASE NO. SV00-13471KL                                      )
----------------------------------------------------------------------
                                                                           SEE ATTACHED
1.  Profit and Loss Statement
A.  Related to Business Operations:
          Gross Sales
                                                   -------------------------
          Less Sales Returns and Discounts
                                                   -------------------------
                Net Sales                                                                          -
                                                                               ------------------------
          Less:  Cost of Goods Sold
               Beginning Inventory at Cost                              -
                                                   -------------------------
               Add:  Purchases
                                                   -------------------------
               Less:  Ending Inventory at Cost                           -
                                                   -------------------------
                    Cost of Goods Sold                                                             -
                                                                               ------------------------
          Gross Profit                                                                                                       -
                                                                                                             ----------------------

          Other Operating Revenue (Specify)                                                                                  -
                                                                                                             -----------------------

Less:     Operating Expenses
          Officer Compensation
                                                   -------------------------
          Salaries & Wages - Other Employees
                                                   -------------------------
               Total Salaries & Wages                                                              -
                                                                               ------------------------
               Employee Benefits                                                                   -
                                                                               ------------------------
          Payroll Taxes
                                                   -------------------------
          Real Estate Taxes (Personal Property
           Tax)
                                                   -------------------------
          Federal and State Income Taxes
                                                   -------------------------
                Total Taxes                                                                        -
                                                                               ------------------------
          Rent and Lease Exp. (Real and Personal
            Property)                                                    -
                                                    -------------------------
          Interest Expense (Mortgage, Loan, etc.)                        -
                                                    -------------------------
          Insurance
                                                    -------------------------
          Automobile Expense
                                                    -------------------------
          Utilities (Gas, Electric, Water,
            Telephone, etc.)
                                                    -------------------------
          Depreciation and Amortization
                                                    -------------------------
          Repairs and Maintenance
                                                    -------------------------
          Advertising                                                    -
                                                    -------------------------
          Supplies, Office Expenses, Photocopies,
            etc.
                                                    -------------------------
          Bad Debts                                                      -
                                                    -------------------------
          Miscellaneous Operating Expenses
            (Specify)                                                                              -
                                                    ---------------------------------------------------
               Total Operating Expenses                                                                                         -
                                                                                                             -----------------------

          Net Gain/(Loss) from Business Operations                                                                              -
                                                                                                             -----------------------

B.  Not Related to Business Operations
          Income:
               Interest Income
                                                                               ------------------------
               Other Non-Operating Revenues (Specify)
                                                                               ------------------------
               Gross Proceeds on Sale of Assets
                                                      -----------------------
               Less:  Original Cost of Assets plus
                 Expenses of Sale
                                                      -----------------------
                    Net Gain/(Loss) on Sale of Assets
                                                                               ------------------------
               Total Non-Operating Income
                                                                                                                   ----------------
          Expenses Not Related to Business Operations:
               Legal and Professional Fees
                                                                               ------------------------
               Other Non-Operating Expenses (Specify)
                                                                                        ------------------------
                    Total Non-Operating Expenses                                                                                -
                                                                                                                   ----------------

          NET INCOME /(LOSS) FOR PERIOD                                                                                         -
                                                                                                                  =================

------------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                                         OPERATING REPORT                                    UST-4
------------------------------------------------------------------------------------------------------------------------------------

                                                                              1A

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
 Statement of Operations for the Period  April 30, 01




($000's)

REVENUES

      Sales                                                                                   31
      Rental revenues                                                                        717
                                                                                            ----
            Total  revenues                                                                  748
      Cost of goods sold                                                                      27
      Cost of rental operation                                                               126
                                                                                            ----
            Total cost of sales and rental                                                   153

            Gross profits                                                                    595

      Selling expense                                                                          -
      General & administration                                                                83
                                                                                            ----
            Total operating expenses                                                          83

            Operating profit                                                                 512

      Depreciation & amortization                                                            258
      Coporate Interest allocation                                                             -
      DIP                                                                                      -
      Interest                                                                                 -
      Other income & expenses                                                                  -
                                                                                            ----

      Earnings before reorganization items & income tax provision                            254

      Reorganization items:
      Loss from sales of assets/Closing cost of facility                                     259
      Professional fees                                                                      117
      Provision for rejected executory contracts                                               -
      Interest earned on accumulated cash resulting from chapter 11 Proceeding                (6)
                                                                                            ----
          Total reorganization items                                                         370

          Income(loss) before income tax provision                                          (116)
      Income tax (benefits)                                                                    -
                                                                                            ----
          Net income (loss)                                                                (116)
                                                                                            ====


--------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 13
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):



                                               -----------------------------------------------------
                                                   Accounts Payable         Accounts Receivable
                                               -----------------------------------------------------
Current                 Under 30 days                                 $0                   $464,447
Overdue                 31 - 60 days                                  $0                    $10,232
Overdue                 61 - 90 days                                  $0                     $1,100
Overdue                 91 - 120 days                                 $0                         $0
Overdue                 121 + days                                    $0                 $1,091,534
                                               -----------------------------------------------------
Total                                                                 $0                 $1,567,313
                                               -----------------------------------------------------



3.  Statement of Status of Payments to Secured Creditors and Lessors:

                                                                                                                        SEE ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Post-Petition
                             Frequency of                                                                    Payments Not Made
                             Payments per              Amount of                                    --------------------------------
    Creditor/Lessor         Lease/Contract           Each Payment             Next Payment Due           Number           Amount
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------

4.  Tax Liability:

                 Gross Payroll Expense For Period                       $81,590 *SEE NOTE
                                                               ----------------
                 Gross Sales for Period Subject to Sales Tax            $20,944
                                                               ----------------


                                               -------------------------------------------------------------------------------------
                                                                                                           Post Petition Taxes
                                                       Date Paid               Amount Paid *                   Still Owing
                                               -------------------------------------------------------------------------------------
Federal Payroll and Withholding Taxes                   4/25/01                   $14,625                $2,399
State Payroll and Withholding Taxes                     4/25/01                    $4,036                 $688
State Sales and Use Tax                                 4/20/01                    $6,858                 $890
Real Property Taxes                                                                  $0                    $0
                                               -------------------------------------------------------------------------------------

                        * Attach photocopies of depository receipts from taxing
                          authority or financial institution to verify that such deposits or payments have been made.

5.  Insurance Coverage

                                               -------------------------------------------------------------------------------------
                                                       Carrier/                  Amount of               Policy        Premium Paid
                                                         Agent                    Coverage              Exp. Date        Thru Date
                                               -------------------------------------------------------------------------------------
Worker's Compensation                                 GULF INS CO                                        10/1/01          10/1/01
Liability                                             GULF INS CO                   SEE                  10/1/01          10/1/01
Fire and Extended Coverage                            GULF INS CO                 ATTACHED               10/1/01          10/1/01
Property                                              GULF INS CO         (Not filed with Form 8K)       10/1/01          10/1/01
Theft                                                     CNA                                            10/1/01          10/1/01
Life (Beneficiary:________________)                  TRANSAMERICA
Vehicle                                               GULF INS CO                                        10/1/01          10/1/01
Other                                               INSURANCE WEST                                       10/1/01          10/1/01

                                               -------------------------------------------------------------------------------------

                             *NOTE:   PAYROLL IS PAID BY MATTHEWS STUDIO
                                      EQUIPMENT GROUP, AND IS ALLOCATED TO THE
                                      SUBSIDIARY INCURRING THE PAYROLL EXPENSE.
                                      ALL PAYROLL TAXES ARE PAID BY ADP

                                                                              2A

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
SECURED CREDITORS AND LESSORS
APRIL 30, 2001 CREDIT FACILITY

                                                                                    MONTHLY       UNPAID
    BINDER    TAB                  DESCRIPTION                    COMPANY           PAYMENT       POST PETITION
   ---------  -----  -------------------------------------------  ---------------  -----------------------------
    CRF98       39   IBM Credit Corp - AS400/JBA Software         Group                 7,866      7,866
      V         85   Xerox - Copier #C0H-010403                   Group - Acct            558          0
    CRF98       40   Pitney Bowes - Postage meter                 Four Star               167          0
    CRF98       12   Minolta Copier Corp - Copier/Fax             Four Star               264          0

                 DEBTOR IN POSSESSION OPERATING REPORT NO. 13

6.  Questions:

          A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
                    _____ :  Yes   Explain: ___________________________________
                        X :  No
          B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                    _____ :  Yes   Explain: ___________________________________
                        X :  No


7.  Statement of Unpaid Professional Fees (Post-Petition Only):


                                                                                   Type                Post-Petition
                                         Name of Professional                    Professional           Unpaid Total**
                               ------------------------------------------------------------------------------------------
                               Crossroads, LLC                           Turnaround management                    52,000 Estimated
                               ------------------------------------------------------------------------------------------
                               George Nicolais                           Financial advisor                         4,543 Estimated
                               ------------------------------------------------------------------------------------------
                               Klee Tuchin Bogdanoff & Stern             Counsel                                  58,811 Estimated
                               ------------------------------------------------------------------------------------------
                               Latham Watkins                            Counsel                                       -
                               ------------------------------------------------------------------------------------------
                               Stutman Treister                          Counsel                                  27,955 Estimated
                               ------------------------------------------------------------------------------------------
                               Imperial Capital, LLC                     Financial advisor                             -
                               ------------------------------------------------------------------------------------------
                               Holland & Knight                          Counsel                                  50,879 Estimated
                               ------------------------------------------------------------------------------------------
                               Ernst & Young                             Independent Auditors                          -
                               ------------------------------------------------------------------------------------------

                               **NOTE: Professional fees are paid by Matthews
                                 Studio Equipment Group for all the
                                 subsidiaries.

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

N/A








9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

-----------------------------------------------------------------------------------------------------------------------------------
                    Quarterly
  Quarterly      Disbursements          Quarterly                                                                      Quarterly
Period Ending      for Quarter              Fee            Date Paid          Amount Paid         Check No.          Fee Still Owing
-----------------------------------------------------------------------------------------------------------------------------------
6/30/00           $7,108,942.00          $24,500.00         7/31/00            $24,500.00            2408
9/30/00           $7,208,343.00          $21,500.00         10/24/00           $21,500.00            1395
12/31/00          $7,053,994.00          $21,000.00         1/26/01            $21,000.00            1543
3/31/01           $5,307,500.00          $18,250.00         4/27/01            $18,250.00            1643
-----------------------------------------------------------------------------------------------------------------------------------



I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: May 22, 2001                                 Signed:    s/d/ Ellen Gordon
       ------------                                            -----------------

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                                                OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                              PAGE 1
                                                  CENTRAL DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
IN RE:                                                  )                           DEBTOR IN POSSESSION INTERIM STATEMENT
                                                        )
Matthews Studio Equipment Group                         )                                    STATEMENT NO. 13
                                                        )                             FOR THE PERIOD FROM: 04/01/01
                                                DEBTOR  )                                              TO: 04/30/01
                                                        )
------------------------------------------------------
                                                            ---------------------------------------------------------------------
CHAPTER 11 CASE NO. SV 00 13471 KL                      )   General       Concentration       Payroll     Tax        Pre-Chapter
------------------------------------------------------      Account         Account           Account    Account        Payroll
                                                            ---------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                                            ---------------------------------------------------------------------
A.     Total Receipts Per All Prior Interim Statements      $29,295,984.68  $22,319,132.34  $294,606.93    $0.00    $5,853,194.94

B.     Less:  Total Disbursements Per All Prior             $29,295,984.68  $21,580,442.12  $294,606.93    $0.00    $5,845,507.88
              Interim Statements
                                                            ---------------------------------------------------------------------

C.     Beginning Balance                                             $0.00     $738,690.22        $0.00    $0.00        $7,687.06
                                                            ---------------------------------------------------------------------

D.     Receipts During Current Period

       Per Attached Schedule (Not filed with Form 8K)          $911,753.23   $1,165,916.37        $0.00    $0.00                -
                                                            ---------------------------------------------------------------------

E.     Balance Available                                       $911,753.23   $1,904,606.59        $0.00    $0.00        $7,687.06
                                                            ---------------------------------------------------------------------

F.     Less:  Disbursements During Period

       Per Attached Schedule (Not filed with Form 8K)          $911,753.23     $826,578.65        $0.00    $0.00         1,110.34
                                                            ---------------------------------------------------------------------

G.     Ending Balance                                                $0.00   $1,078,027.94        $0.00    $0.00        $6,576.72
                                                            ---------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
                                                              Investment          Professional             CD            5-Month CD
                                                               Account              Account             Account           Account
                                                             -----------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                                             -----------------------------------------------------------------------
A.     Total Receipts Per All Prior Interim Statements         $3,876,669.14       $2,796,871.75         $355,765.54  $14,066,090.22

B.     Less:  Total Disbursements Per All Prior                $3,094,040.83       $2,796,871.75         $330,765.54           $0.00
              Interim Statements
                                                             -----------------------------------------------------------------------
C.     Beginning Balance                                         $782,628.31               $0.00          $25,000.00  $14,066,090.22
                                                             -----------------------------------------------------------------------
D.     Receipts During Current Period

       Per Attached Schedule (Not filed with Form 8K)             192,082.44          126,637.62              191.49              -
                                                             -----------------------------------------------------------------------
E.     Balance Available                                         $974,710.75         $126,637.62          $25,191.49  $14,066,090.22
                                                             -----------------------------------------------------------------------
F.     Less:  Disbursements During Period

       Per Attached Schedule (Not filed with Form 8K)             276,381.62          126,637.62           25,191.49    4,726,668.06

                                                             -----------------------------------------------------------------------
G.     Ending Balance                                            $698,329.13               $0.00               $0.00   $9,339,422.16
                                                             -----------------------------------------------------------------------


H.  ACCOUNT INFORMATION
    (1).     General Account
             (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
             (b)  411952738
    (2).     Concentration Account
             (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
             (b)  411952886
    (3).     Payroll Account
             (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
             (b)  411952800
    (4).     Tax Account
             (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
             (b)  411952851
    (5).     Pre-Chapter Payroll Account
             (a)  Western Security Bank 4100 W. Alameda Ave.,Burbank, Ca.
             (b)  001064088
    (6).     Investment Account
             (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
             (b)  BHS-072281
    (7).     Professional Account
             (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
             (b)  411953459
    (8).     Certificate of of Deposit
             (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
             (b)  411956334
    (9).     5-Month Liquid Certificate of of Deposit
             (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca
             (b)  411955893

I.  Other Monies On Hand:  None

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above
Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated: May 22, 2001                                        Signed: /s/Ellen Gordon
------------------------------------------------------     --------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------